UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 23, 2021

ITEM 9 LABS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54730	96-0665018
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2727 N 3rd Street, Suite 201, Phoenix AZ 85004

(Address of principal executive offices and zip code)

1-833-867-6337

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on December 14, 2020, Item 9 Labs Corp., a Delaware corporation (“Company”), and I9 Acquisition Sub Inc. (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Agreement”) with OCG Inc., a Colorado corporation (“Target”), pursuant to which the Merger Sub will be merged with and into the Target in a reverse triangular merger with the Target continuing as the surviving entity as a wholly-owned direct subsidiary of the Company (“Merger”). Effective upon the completion of the Merger, the Target shareholders shall become stockholders of the Company through the receipt of the Merger Consideration as defined below. Each of the parties referred to above may be referred to herein as a “Party” and collectively as the “Parties”.

On March 19, 2021, I9 Acquisition Sub completed the Closing of Target Merger. Upon Closing of the Merger OCG Inc. is now a wholly owned subsidiary of Item 9 Labs Corp. As consideration, Item 9 Labs Corp is to issue 19,080,000 shares of restricted common stock to the Target shareholders (“Shares”), 7,632,000 of the Shares will be held in escrow for 6-18 months following the Closing, subject to certain post-closing adjustments as discussed in the Agreement.  Additionally, the Company granted 23,000,000 warrants to Target warrantholders (“Warrants”). The Warrants are exercisable into Company common stock until June 2024 at an exercise price of $3.00, and may be called by the Company if certain conditions are met related to stock price and volume. The OCG Inc. employees have been granted approximately 280,000 options to purchase Company stock under similar terms as the Company has provided its employees (“Options”). Prior to Closing of the Merger all conditions precedent to Closing of the Agreement were met or waived, as set forth in the Agreement.

The foregoing description of the Merger and the Agreement is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 2.1 to Company's Current Report on Form 8-K filed on December 14, 2020, incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. All securities issued under the Agreements were issued in a transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. The OCG transaction did not involve a public offering, the sale of the securities was made without general solicitation or advertising, there was no underwriter, and no underwriting commissions were paid.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, the Board of Directors of the Company increased the size of the Board from six to seven members and, effective at the Closing, Mike Weinberger was appointed as member of the Company’s Board. Weinberger’s term of office expires at the Company’s 2022 annual meeting, or 18 months. Mr. Weinberger’s biography is set forth below.

Mr. Weinberger, 43, has been COO of OCG, Inc. since November 2018 in Denver, Colorado. Previously, Mr. Weinberger served as Maui Wowi Brand President and Vice President of Development of Kahala Brands from November 2015 to November 2018 in Denver, Colorado. Mr. Weinberger served as Chief Executive Officer for Maui Wowi Franchising, Inc. from July 2013 to November 2015 in Denver, Colorado. He is also the owner of Becheart Consulting, LLC located in Denver, Colorado, and has provided franchise and small business consulting through the company since July 2008.He graduated from the University of Denver Sturm College of Law in 2004. Trained as an attorney, his practice areas include franchise and real estate law with a focus on providing legal support to start-ups and small business owners.

Family Relationships

Mr. Weinberger is not related to any officer or director of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On March 23 2021, the Company issued a press release, attached as Exhibit 99.1, announcing the closing of the merger. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements of business Acquired

The Company will file the financial statements required by Item 9.01 (a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

The Company will file the financial statements required by Item 9.01 (a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit Number	Title of Document

2.1	Agreement and Plan of Merger, dated as of December 13, 2020, by and among Item 9 Labs Corp, OCG Inc., and I9 Acquisition Sub Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K, filed on December 14, 2020)

99.1	Press release dated March 23, 2021, announcing the closing of the OCG merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEM 9 LABS CORP.

Dated: March 23, 2021	By:	/s/ Robert Mikkelsen
Robert Mikkelsen
Chief Financial Officer